Exhibit 2.1(b)
                                 --------------

                            UNITED STATES OF AMERICA
                               STATE OF LOUISIANA

                                   DUPLICATE
                                 FOX MCKEITHEN
                               SECRETARY OF STATE

As Secretary of State, of the State of Louisiana I do hereby Certify that a copy of a Merger document whereby AMERICAN FIRE RETARDANT CORPORATION, organized under the laws of LOUISIANA, is merged into

                      AMERICAN FIRE RETARDANT CORPORATION

Organized under the laws of WYOMING,

Was filed and recorded in this Office on March 25, 1999, with an effective date of March 25, 1999.

In testimony whereof, I have hereunto set my hand and caused the Seal of My Office to be affixed at the City of Baton Rouge on,

                                   March 25, 1999

                                   /s/ Fox McKeithen
                                   --------------------------------------------
                                   Secretary of State

                                   [Seal of the State of Louisiana]


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
                            UNITED STATES OF AMERICA
                               STATE OF LOUISIANA

                                 FOX MCKEITHEN
                               SECRETARY OF STATE

As Secretary of State, of the State of Louisiana, I do hereby Certify that the annexed transcript was prepared by and in this office from the record on file, of which purports to be a copy, and that it is full, true and correct.

In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on,

                                   March 25, 1999

                                   /s/ Fox McKeithen
                                   --------------------------------------------
                                   Secretary of State

                                   [Seal of the State of Louisana]

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